Exhibit 99.1

FIRST WATCH TO ACQUIRE 16 FRANCHISE RESTAURANTS IN NORTH AND SOUTH CAROLINA
Acquisition will mark second largest franchisee deal in First Watch’s history,
Includes development rights for market

BRADENTON, Fla. – November 11, 2024 – First Watch Restaurant Group, Inc. (NASDAQ: FWRG) (together with its subsidiaries “First Watch” or the “Company”), the leading Daytime Dining concept serving breakfast, brunch and lunch, today announced it has agreed to acquire 15 of its franchise-owned restaurants, one restaurant currently under construction and corresponding development rights in North Carolina and South Carolina for an aggregate purchase price of $49 million on a cash-free, debt-free basis, subject to certain customary adjustments. The restaurant currently under construction is expected to open prior to the closing of the transaction.
“Strategic acquisitions of franchise-operated restaurants like this one continues to be an important part of our long-term growth and value creation strategy,” said Chris Tomasso, First Watch CEO & President. “These 16 restaurants and the corresponding development rights will help solidify corporate ownership of First Watch restaurants along the East Coast – and provide us with additional territories in which to grow organically for years to come. We expect these restaurants will generate unit volumes and restaurant level operating profit margins in line with our Company-owned restaurants, and we look forward to welcoming the teams from these restaurants into our organization.”
The acquisition is expected to close by mid-April 2025 pending completion of certain customary closing conditions. The 16 restaurants included in this transaction represent a significant incremental addition to the 45 total franchised restaurants acquired across six accretive acquisitions since May 2023. Each of these acquisitions was subject to a purchase option negotiated prior to First Watch’s initial public offering.
The acquisition is expected to be funded through a combination of cash on hand and available borrowings under the Company’s credit facility.
Additional details on the acquisition agreement, including a copy of the acquisition agreement, will be made available in a Current Report on Form 8-K to be filed with the U.S. Securities and Exchange Commission (“SEC”) and accessible on the SEC’s website at www.sec.gov and the Investors Relations section of the Company’s website at https://investors.firstwatch.com/financial-information/sec-filings.

About First Watch
First Watch is the leading Daytime Dining concept serving made-to-order breakfast, brunch and lunch using fresh ingredients. A recipient of hundreds of local “Best Breakfast” and “Best Brunch” accolades, First Watch's chef-driven menu rotates five times a year and includes elevated executions of classic favorites alongside specialties such as its Quinoa Power Bowl, Lemon Ricotta Pancakes, Chickichanga, Morning Meditation fresh juice and signature Million Dollar Bacon. After first appearing on the list in 2022 and 2023, First Watch was named 2024’s #1 Most Loved Workplace® in America by Newsweek and the Best Practice Institute. In 2023, First Watch was named the top restaurant brand in Yelp’s inaugural list of the top 50 most-loved brands in the U.S. In 2022, First Watch was awarded a sought-after MenuMasters honor by Nation's Restaurant News for its seasonal Braised Short Rib Omelet. First Watch operates more than 540 First Watch restaurants in 29 states. For more information, visit www.firstwatch.com.

Forward-Looking Statements
This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different from the statements made herein. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements discuss our current expectations and projections relating to our franchise acquisitions, financial position, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to any historical or current facts. These statements may include words such as “aim,” “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “future,” “intend,” “outlook,” “potential,” “project,” “projection,” “plan,” “seek,” “may,” “could,” “would,” “will,” “should,” “can,” “can have,” “likely,” the negatives thereof and other similar expressions. You should evaluate all forward-looking statements made in this press release in the context of the risks and uncertainties disclosed herein, in our Annual Report on Form 10-K as of and for the year ended December 31, 2023, including under Part I. Item 1A. “Risk Factors” and Part II. Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and our other filings with the Securities and Exchange Commission (the “SEC”), accessible on the SEC’s website at www.sec.gov and the Investors Relations section of the Company’s website at https://investors.firstwatch.com/financial-information/sec-filings. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the following: uncertainty regarding the Russia and Ukraine war, Israel-Hamas war and the related impact on macroeconomic conditions, including inflation, as a result of such conflicts or other related events; our vulnerability to changes in economic conditions and consumer preferences; our inability to successfully open new restaurants or establish new markets; our inability to effectively manage our growth; potential negative impacts on sales at our and our franchisees’ restaurants as a result of our opening new restaurants; a decline in visitors to any of the retail centers, lifestyle centers, or entertainment centers where our restaurants are located; lower than expected same-restaurant sales growth; unsuccessful marketing programs and limited time new offerings; changes in the cost of food; unprofitability or closure of new restaurants or lower than previously experienced performance in existing restaurants; our inability to compete effectively for customers; unsuccessful financial performance of our franchisees; our limited control over our franchisees’ operations; our inability to maintain good relationships with our franchisees; conflicts of interest with our franchisees; the geographic concentration of our system-wide restaurant base in the southeast portion of the United States; damage to our reputation and negative publicity; our inability or failure to recognize, respond to and effectively manage the accelerated impact of social media; our limited number of suppliers and distributors for several of our frequently used ingredients and shortages or disruptions in the supply or delivery of such ingredients; information technology system failures or breaches of our network security; our failure to comply with federal and state laws and regulations relating to privacy, data protection, advertising and consumer protection, or the expansion of current or the enactment of new laws or regulations relating to privacy, data protection, advertising and consumer protection; our potential liability with our gift cards under the property laws of some states; our failure to enforce and maintain our trademarks and protect our other intellectual property; litigation with respect to intellectual property assets; our dependence on our executive officers and certain other key employees; our inability to identify, hire, train and retain qualified individuals for our workforce; our failure to obtain or to properly verify the employment eligibility of our employees; our failure to maintain our corporate culture as we grow; unionization activities among our employees; employment and labor law proceedings; labor shortages or increased labor costs or health care costs; risks associated with leasing property subject to long-term and non-cancelable leases; risks related to our sale of alcoholic beverages; costly and complex compliance with federal, state and local laws; changes in accounting principles applicable to us; our vulnerability to natural disasters, unusual weather conditions, pandemic outbreaks, political events, war and terrorism; our inability to secure additional capital to support business growth; our level of indebtedness; failure to comply with covenants under our credit facility; and the interests of our largest stockholder may differ from those of public stockholders.

The forward-looking statements included in this press release are made only as of the date hereof and are expressly qualified in their entirety by these cautionary statements. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. All information presented herein is based on our fiscal calendar. Unless otherwise stated, references to particular years, quarters, months or periods refer to our fiscal years and the associated quarters, months and periods of those fiscal years.
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Investor Relations Contact:
Steven L. Marotta
941-500-1918
investors@firstwatch.com

Media Relations Contact:
Jenni Glester
407-864-5823
jglester@firstwatch.com